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                               SERVICES AGREEMENT

THIS SERVICES AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 1996, by and between MICROWAVE PARTNERS, a general partnership operating under the laws of the District of Columbia ("Licensee"), with principal offices at 4214 50th Street N.W., Washington, D.C. and ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation ("ART"), with principal offices at Suite 2600, 500 108th Avenue N.E., Bellevue, Washington 98004.

WHEREAS, Licensee has been granted authorizations for certain 38GHZ microwave systems by the Federal Communications Commission ("FCC");

WHEREAS, ART desires to obtain access to and use of the Authorizations, as hereinafter defined, for its 38GHZ business, and

WHERAS, Licensee desires to grant ART, in accordance with the FCC's rules and policies, use of the Authorizations immediately and a right of first refusal to purchase the Authorizations.

NOW THEREFORE, the parties, intending to be legally bound, in consideration of the promises and respective covenants, representations and warranties contained herein, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

"Affiliate" shall mean as to any Person (as hereinafter defined) any other Person whom the first Person controls, is controlled by or is under direct common control with the other Person.

"Authorizations" shall mean the authorizations for 38GHZ systems granted to Licensee by the FCC listed in Exhibit 1 to this Agreement.

"Business Days" shall mean the days of the week from Monday through Friday, excluding federal holidays and holidays for ART and/or Licensee employees.

"Business Hours" shall mean the hours between 9AM and 5PM, Pacific Time, during Business Days.

"Circuit" shall mean a transmission path between two Customer connection points consisting of any individual DS-1 or DS-3 provided in total or in part by ART.

"Construction Requirements" shall mean those build-out requirements imposed from time to time by the FCC to avoid a forfeiture of the license.


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"Customer" shall mean the Person who receives Services from ART and is responsible for payment to ART for Services.

"Datarate" shall mean the transmission rate of a Circuit, phrased in mbps or the surrogate for certain datarates, such as DS-1 or DS-3.

"DS-1" shall mean a Circuit having a Datarate of 1,544 mbps.

"DS-3" shall mean a Circuit having a Datarate of 45 mbps.

"Equipment" shall mean the ODU, antenna, mounting apparatus, the IDU, connecting cables and all ancillary equipment such as modems and multiplexing equipment that is part of the Service and is on ART's side of the interface with the Customer.

"Final Order" shall mean an order of a government agency or court that is no longer subject to reconsideration or to review or appeal by a higher authority.

"IDU" shall mean the indoor unit, usually located on the Customer's premises and consisting of the electronics that are not housed within the ODU, capable of receiving from or transmitting to the ODU over connecting cable.

"Licensed Operation" shall mean that ART has installed and placed into Operation sufficient facilities in an authorized service area to satisfy the then-existing construction requirements.

"Licenses" shall mean those Authorizations currently or hereafter granted to Licensee in the 38GHz band.

"Notice" shall mean notices as set forth in Section 15.11 hereof.

"ODU" shall mean the outdoor unit, usually located on a roof or tower, but sometimes on the inside of a window, and consisting typically of an antenna, mounting devices, such as a pole or tripod, and associated electronics, capable of receiving from or transmitting to the IDU over connecting cable.

"Operation" shall mean, in the case of a Circuit, that the Circuit is transporting data from one point of connection to a Customer to another point of connection to a Customer.

"Parties" shall mean ART and Licensee.

"Person" shall mean an individual or business entity, including without limitation a corporation, partnership, limited liability company, association or joint venture.

"Service" shall mean each of the services permitted by FCC rules and policies to be provided from time to time using the Authorizations.


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"Service Area" shall mean the geographic area covered by the Authorization.

"Site" shall mean the location of the radio transreceiver, antenna and associated equipment that is one end of a Circuit.

"Term" shall have the meaning ascribed it in Article IX.

"Use" shall mean the right to use transmission capacity to provide Services under the Authorizations in accordance with the rules and policies of the FCC and the terms and conditions stated therein, including without limitation the right to provide Services throughout the Service Areas to Affiliates or third parties to the maximum extent permitted by the FCC and to engage in all activities ancillary, complementary or supportive of the authorized Services, including without limitation sales and marketing.

"38 GHZ" shall mean the millimetric wave frequencies between 37.0 GHZ and 40.0 GHZ allocated to point-to-point and other services by the FCC.

                                   ARTICLE II
                         LIMITED EXCLUSIVE RIGHT OF USE

2.1 Subject to Section 2.7 below, Licensee hereby grants ART the exclusive right as against third parties to Use the Authorizations for broadband millimetric wave services during the Term of this Agreement; provided that Licensee shall at all times retain its right to use the Authorizations to provide Services to its customers.

2.2 ART's right of Use shall at all times be subordinate to the control of Licensee to the maximum extent required by the FCC. The licensee shall have the right to order ART to cease transmission over any Circuit if (i) there has been a material breach of this Agreement by ART, ART has received Notice of the breach from Licensee and ART has failed to cure the breach within the time frames set forth for cure in Section 10.1 hereof ("Cure Time"); (ii) a Final Order has been issued by the FCC or another governmental agency or court with jurisdiction that requires Licensee or ART to cease transmission, or (iii) Licensee receives a Final Order, for any reason whatsoever, to cease operation of a Circuit or Circuits sold by ART or its agents, or (iv) as deemed reasonably necessary by Licensee to retain control over the Authorizations as required by FCC rules and policies. ART shall be required to cease transmission on the date that the Cure Time elapses, that the Final Order becomes effective, or immediately under subsection (iv) of this Section 2.2.

2.3 Subject to Section 2.1, Licensee shall not grant to any third party any rights of any kind that would interfere with or lessen the value of ART's exclusive right to Use.

2.4 ART shall maintain a database of all Circuits operated by it ("Use Database"). The Use Database shall contain (i) the name, address and contact numbers (voice, facsimile and e-mail) of the Customer; (ii) latitude and longitude and location address of each Site, including such information for the IDU and the ODU if they are not co-located; (iii) the Datarate of the Circuit;
(iv)


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the date that the Circuit became Operational; (v) the date that the Circuit was taken out of operation, if applicable; and (vi) technical information concerning the transmissions facilities sufficient to enable Licensee to file such reports that are required to be filed by the FCC and by any other governmental agency, including without limitation the brand, model number and ART identification number of the radio transceiver at each Site. Licensee shall have the right to obtain additional information from ART concerning the operation of the Circuits to the extent that such additional information is readily available and the request is otherwise reasonable including without limitation considerations of scope, expense and time for responding. Licensee shall have an absolute right to obtain any additional information from ART necessary to comply with the FCC's rules and policies, or a direct request for information from the FCC.

2.5 ART shall deliver to Licensee in a mutually-agreeable format within thirty
(30) days of the end of each month a certified report listing: (i) the Circuits installed in that month; (ii) the Circuits that were operational in all or part of the month; (iii) the amount of payment due to Licensee for each such Circuit for that month ("Monthly Use Report").

2.6 Licensee shall take all appropriate measures to secure the Equipment on premises it owns or controls from loss, destruction or damage, including but not limited to: physical security, including without limit barriers, limited and locked access, posted warnings and training of those with access; electronic security including without limit periodic audits of its telecommunications systems and passwords; environmental controls; and suitable power supplies.

2.7 The Parties agree that they will take all appropriate steps to ensure that each Party and their customers are protected from unacceptable interference in accordance with the FCC's interference standards and that the first Party to install a Circuit along a path shall be protected against interference from all subsequent Circuits.

                                   ARTICLE III
                          LIMITED CONSTRUCTION SERVICES

3.1 ART shall subject to Licensee's review, supervision, oversight and control, place Circuits and/or 38 GHZ facilities ("Facilities") into Licensed Operation in each of the Service Areas in a timely manner in accordance with (i) the FCC's Construction Requirements at the time of such installation and (ii) criteria to be mutually-agreed upon from time to time by the Parties based upon good faith negotiations. ART shall place Facilities in Licensed Operation so as to satisfy the FCC's Construction Requirements at the time of such installation, subject only to any acts of Licensee that prevent ART from meeting such Construction Requirements and to Section 15.10 hereof. ART acknowledges that the intent of this Section 3.1 is to ensure that there is substantially no risk that any of Licensee's Authorizations will be forfeited due to failure to satisfy the FCC's Construction Requirements.

3.2 In consideration for ART's exclusive right to use and right of first refusal under this Agreement, ART shall perform the limited construction services under
Section 3.1 at ART's


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reasonable cost and expense. Licensee shall not be responsible for the cost of construction of any Facilities to provide Service to an ART Customer.

3.3 ART will notify Licensee prior to commencement of construction of any Facilities, which notice will include the name and address of the Customer, the location of the Sites, the proposed Datarate of the Circuits, and such other information as Licensee may reasonably request. ART will keep Licensee informed as to the progress of construction of such Facilities.

3.4 Each Party (the "Sending Party") will notify the other in writing at least five (5) business days in advance of any pending Circuit activation to ensure interference free communications between the customers of the Parties. The notification will include location of the Circuit link, frequency channel plan, and the type of radio equipment installed. The other Party will supply the Sending Party with written notification of acceptance within two (2) business days of the pending installation, or shall supply the Sending Party with written notification of a potential interference to the pending installation. If the other Party does not provide written notification of acceptance within two (2) business days of the pending installation, the Sending Party will deem its notice as accepted. If a Party timely notifies the other Party of a potential interference to a proposed installation, the Parties shall negotiate in good faith to resolve such potential interference.

                                   ARTICLE IV
                                     PAYMENT

4.1 ART shall pay to Licensee as full consideration for each Circuit that it places into Operation pursuant to Article II a monthly fee of: (i) the greater of $25 or fifteen percent (15%) of gross monthly recurring revenues for transmitting the equivalent of DS-1 on a Circuit, provided that in no event shall such fees exceed $200; and (ii) the greater of $200 or fifteen percent (15%) of gross monthly recurring revenues for each Circuit using a DS-3 radio. The fees under subsection (i) of this Section 4.1 are not dependent upon the capacity of the Equipment (for example, if only the equivalent of two DS-1's are transmitted using a 4DS-1 radio, the monthly fee would be $50). Repeaters used to extend a Circuit beyond the normal transmission range and traversing more than one link will be treated as a single Circuit.

4.2 Payment shall be due within thirty (30) days after the end of each month ("Payment Due Date").

                                    ARTICLE V
                             RIGHT OF FIRST REFUSAL

5.1 Subject to FCC approval, in the event that Licensee, at any time during the term of this Agreement, shall receive from any third party (i) a bona fide offer to purchase or transfer the Authorizations at a price and upon terms acceptable to Licensee, or (ii) an acceptance of any offer made by Licensee to sell or transfer the Authorizations (which offer must be subject to the rights of ART contained in this Article V) Licensee shall give written notice thereof to ART. For purposes of this Article V, the term "transfer" shall include the sale, transfer, assignment or other disposition


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(whether by merger or operation of law or otherwise) of any Authorization. Such notice shall set forth the name and address of the proposed buyer and the material terms upon which the sale or transfer is to be made and the consideration to be paid by the proposed buyer. A copy of the offer, if in writing, or a written summary of the terms of the offer if the offer is not in writing, shall be attached to the notice. ART shall have the right and option (but not any obligation) to purchase the Authorizations, at its election, upon the equivalent price and material terms and conditions as set forth in the offer, but giving Licensee written notice of its election to purchase within thirty (30) days following receipt of such notice. If ART elects to acquire the Authorizations, Licensee shall sell, and ART shall buy, the Authorizations for the equivalent price and material terms and conditions contained in the notice. ART shall have one hundred eighty (180) days from receipt by Licensee of ART's notice of its election to purchase the Authorizations to consummate the purchase transaction, unless a longer period is provided in the terms and conditions of the offer received by Licensee or due to FCC regulations, policy or approval. The parties shall execute such documents as may be reasonably necessary to effectuate the sale or transfer.

5.2 If ART elects not to exercise its rights under this Article V, either in writing or by its failure to make the election within the thirty (30) day period, Licensee shall have the right to sell or otherwise transfer the Authorizations to the proposed buyer identified in the notice given ART on the same terms and conditions disclosed to ART. If any of the material terms or conditions of the offer are changed prior to the sale or transfer to the proposed buyer, Licensee shall repeat this right of first refusal procedure, setting forth all the modified terms.

5.3 Notwithstanding the provisions of this Article V or any other provisions contained in this Agreement, the provisions of Section 5.1 shall not apply to any assignment or transfer of control of any Licensee to Astrolink Communications, Inc., a Delaware corporation.

                                   ARTICLE VI
                      ART'S REPRESENTATIONS AND WARRANTIES

In addition to any express agreements of ART contained herein, the following constitute representations and warranties of ART to Licensee:

6.1 ART has all requisite corporate power and authority, and as of the date hereof will have taken all requisite corporate action to execute, deliver and perform this Agreement.

6.2 This Agreement has been duly authorized, executed and delivered by ART and constitutes the legal, valid and binding obligations of ART, enforceable in accordance with its terms.

6.3 All requisite action (corporate, trust, partnership or otherwise) has been taken by ART in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transactions contemplated hereby. No consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is, required.


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6.4 ART has sufficient staff and sufficient industry experience to perform its obligations hereunder, including without limitation prior frequency coordination and radio frequency engineering to ensure operations that are free of unacceptable interference, in accordance with FCC rules and industry standards, on a timely basis.

6.5 Neither the execution and delivery of this Agreement, nor the incurrence of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement conflict with or result in the material breach of any terms, conditions or provisions of, constitute a default under, any agreements or instruments to which ART is a party.

6.6 No representation, warranty or statement of ART in this Agreement or in any document, certificate or exhibit furnished to Licensee pursuant to Licensee pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained therein not misleading.

                                   ARTICLE VII
                    LICENSEE'S REPRESENTATIONS AND WARRANTIES

In addition to any express agreements of Licensee contained herein, the following constitute representations and warranties of Licensee to ART:

7.1 Licensee has all requisite partnership power and authority, and as of the date hereof has taken all requisite partnership action, to execute, deliver and perform this Agreement.

7.2 This Agreement has been duly authorized, executed and delivered by Licensee and constitutes the legal, valid and binding obligations of Licensee, enforceable in accordance with its terms.

7.3 All requisite partnership action has been taken by Licensee in connection with the entering into this Agreement, the instruments referenced herein, and the consummation of the transactions contemplated hereby by Licensee. No consent of any partner, shareholder, creditor, investor, judicial or administrative body, governmental authority or other party is, required on the part of Licensee.

7.4 The information contained in Exhibit 1 is true and correct to the best knowledge of Licensee. Licensee has full right and authority to hold the Authorizations and is fully qualified under FCC rules and policies to hold the Authorizations.

7.5 The Authorizations (i) were duly issued by the FCC to Licensee, or if to a predecessor of Licensee authority for transfer to Licensee has been duly given,
(ii) are in full force and effect, and (iii) contain no conditions other than those set forth in the Authorizations or contained in the rules and policies of the FCC and the Communication Act of 1934, as amended.

7.6 Licensee has filed, on a timely basis, all reports required by the FCC and all material reports required by other governmental agencies. There are no pending or, to Licensee's knowledge,


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threatened actions, orders or claims that would invalidate, void, cancel or rescind the Authorizations or that would materially interfere with or restrict ART's Use of the Authorizations.

7.7 Licensee has no knowledge of any reason or of any action or inaction or any threat of action that would interfere with ART's exercise of each of its rights under this Agreement to Use of the Authorizations.

7.8 Licensee has not granted any other rights or entered into any other agreements that would interfere with or restrict ART's Use of the Authorizations, including, without limitation, any other contracts for the right to use or sale of the Authorizations, rights of first refusal or options to purchase the Authorizations.

7.9 Neither the execution and delivery of this Agreement, nor the incurrence of the obligations set forth herein, nor the consummation of the transactions herein contemplated, nor compliance with the terms of this Agreement conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any agreements or instruments to which Licensee is a party.

7.10 To the best of Licensee's knowledge, there are no violations of governmental regulations relating to the Authorizations. To the best of Licensee's knowledge, ART's use of the Authorizations will not violate any Governmental Regulations.

7.11 Licensee shall promptly notify ART of any changes in any conditions or status with respect to the Authorizations or of any event or circumstance of which Licensee becomes aware, which makes any representations or warranty of Licensee under this Agreement materially untrue or misleading, or would materially interfere with ART's Use of the Authorizations or ART's performance of its obligations under this Agreement, it being understood that Licensee's obligation to provide notice to ART shall in no way relieve Licensee of any liability for a breach by Licensee of any of its representations, warranties or covenants under this Agreement.

7.12 No representation, warranty or statement of Licensee in this Agreement or in any document, certificate or exhibit furnished to ART pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements or facts contained therein not misleading.

                                  ARTICLE VIII
                              GOVERNMENTAL FILINGS

8.1 Licensee shall bear ultimate responsibility for, and shall bear all costs for filings required to be made by Licensee with: (i) the FCC, including without limitation Form 494As, (ii) state utility commissions and (iii) any other governmental body that requires Licensee to be the filer (collectively "Official Filings"). ART shall fully cooperate with Licensee's Official Filings by supplying all information that is in the possession of ART or that can be readily obtained by ART and that is not in the possession of Licensee.


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8.2 ART shall be responsible for, and shall bear all costs for all filings that are caused by the provision of Services to itself or its Customers through ART's right to Use under Article II, including without limitation local permits that are necessary to install or operate the 38 GHZ facilities.

8.3 Licensee shall exercise reasonable efforts to seek renewal of each of its Licenses in accordance with FCC rules and to protect the validity of its Authorizations provided that Licensee shall not be obligated to seek reinstatement of its Authorizations should they expire or to seek reinstatement of its Authorizations should they be revoked rescinded by a Final Order.

                                   ARTICLE IX
                                      TERM

The initial term of this Agreement shall be five (5) years from the date of execution ("Initial Term"). This Agreement shall automatically renew for a three
(3) year term at the end of the Initial term ("First Successor Term") unless either Party gives Notice of termination no less than one hundred twenty (120) days in advance of the end of the Initial Term. This Agreement shall automatically renew for a two (2) year term at the end of the First Successor Term unless either Party gives Notice of termination no less than one hundred twenty (120) days in advance of the end of the First Successor Term.

                                    ARTICLE X
                                   TERMINATION

10.1 Either party shall have the rigt to terminate this Agreement in the event that the other Party commits a material breach of this Agreement and the breach remains uncured for a period of thirty (30) days following Notice from the non-breaching Party of the breach ("Initial Cure Period") in sufficient detail to alert the breaching Party of the nature of the breach, provided that a longer cure period shall be provided if the nature of the alleged breach does not permit cure within the Initial Cure Period.

10.2 Licensee shall have the right to terminate ("Licensee's Termination Right") this Agreement in the event that ART is found to have violated any rule, policy or Final Order of the FCC, any state utility commission, any local or municipal agency or other governmental or judicial body with jurisdiction. The Licensee's Termination Right shall arise by virtue either of a court or other governmental authority of competent jurisdiction finding such violation by Final Order. Licensee shall have the right to terminate this Agreement immediately if the FCC's rules and policies concerning Licensee control, or the Communications Act, or an order of a court or other governmental authority of competent jurisdiction which has not been stayed, so require.

10.3 Except in the event of a violation of an FCC rule, regulation or Final Order, in the event that this Agreement is terminated pursuant to Sections 10.1 or 10.2. ART shall be granted the option to continue to provide Service to those Customers that were being served on the date of the termination,


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under the provisions of this Agreement, for a period of up to one-hundred twenty
(120) days following the effective date of the termination, provided that ART shall discontinue any Service that is required to be terminated at such earlier date by the Final Order, or if Licensee is so ordered by the FCC.

10.4 Subject to Section 15.2, in the event that this Agreement is found by a Final Order of the FCC or by a court of competent jurisdiction to be invalid or illegal, Licensee has the right to terminate this Agreement and require ART immediately to cease operations.

10.5 In the event that this Agreement is terminated by Notice not to renew in accordance with Article IX, ART shall be granted the option to continue to provide Service to those Customers that were being served on the date of the expiration of this Agreement and to add Circuits to those Cutomers if the Circuits are co-terminus with Circuits for such Customers in effect as of the termination date, under the provisions of this Agreement, for a period of up to two (2) years following the effective date of the termination.

10.6 The remedy provided in this section for a breach is not exclusive and the Party asserting the breach may avail itself of all other remedies available at law or equity.

10.7 In the event Licensee sells, transfers, assigns or otherwise disposes (which sale, transfer, assignment or disposition is not in breach of Article V) of the Authorizations to a Person other than ART, this Agreement shall remain in full force and effect and shall be binding upon such other Person. In connection with such sale, transfer, assignment or disposition, Licensee shall disclose this Agreement to such other Party and require such other Person to execute an assignment and assumption agreement.

                                   ARTICLE XI
                            CONFIDENTIAL INFORMATION

11.1 In connection with this Agreement, each party may disclose or otherwise make available certain data or information to the other party, which data or information the disclosing party considers to be confidential and proprietary. As used herein, "Confidential Information" means any non-public information, including vendor lists, business plans and proposals, financial information, marketing information, problem solving methods, implementation steps, know-how, technology, trade secrets and drawings and renderings related to each party's ongoing and proposed businesses, products and services which is being provided or which has been provided to the receiving party by the disclosing party, or which is obtained by the receiving party from its meetings and contacts with the disclosing party, or any information derived by receiving party from information so provided or obtained. Confidential Information includes all written or electronically recorded materials identified and marked as confidential or proprietary or which on their face appear to be confidential or proprietary, and oral disclosures of Confidential Information by the disclosing party which are identified as confidential or proprietary at the time of such oral disclosure.


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11.2 Confidential Information does not include any of the following: (a)
information that is or becomes part of the public domain without violation of this Agreement by the receiving party; (b) information that was known to or in the possession of the receiving party on a non-confidential basis prior to the disclosure to the receiving party by the disclosing party; (c) information that was developed independently by the receiving party's employees, which employees have had no access to the Confidential Information; (d) information that is disclosed to the receiving party by a third party under no obligation of confidentiality to the disclosing party and without violation of this Agreement by the receiving party; or (e) is authorized by the disclosing party in writing for disclosure or release by the receiving party.

11.3 The parties agree: (a) to treat and keep as confidential and proprietary all Confidential Information disclosed by the other party; (b) to advise each employee to whom any Confidential Information is to be made available of the confidential nature of such Confidential Information and of the terms of this Agreement; to promptly return to the disclosing party (or its designees), upon the disclosing party's request, all Confidential Information and all copies thereof and to delete from electronic memory such Confidential Information.

11.4 The parties agree to keep confidential the terms of this Agreement, including but not limited to information relating to the prices charged and services provided by ART. The parties further agree that any disclosures concerning this Agreement or the terms and conditions shall require the mutual written consent of ART and Licensee, except as to such disclosures that may be required to comply with securities laws, court order or similar order of an administrative or regulatory agency, and in connection with relevant governmental agency communications. Notwithstanding the foregoing, either party shall be entitled to disclose this Agreement and the terms and conditions to its financing sources, and to its auditors, attorneys and other agents to the extent necessary to enforce such party's right or perform its obligations pursuant to this Agreement, provided that such financing sources, auditors, attorneys and other agents keep such information confidential.

11.5 The obligations of the Parties under this Article XI are intended to survive the execution, delivery, performance and termination of this Agreement, and shall so survive and shall continue in force and effect until the applicable limitations period has expired.

                                   ARTICLE XII
                                 INDEMNIFICATION

12.1 Licensee hereby agrees to indemnify ART against, and to hold ART harmless from, all losses, damages, costs and expenses, including without limitation reasonable legal fees and disbursements, incurred by ART arising from acts, occurrences or matters the existence or occurrence of which constitute a violation of one or more representations, warranties or covenants of Licensee hereunder, and do not relate to obligations or liabilities expressly assumed by ART hereunder; provided, however, nothing contained herein shall obligate Licensee with respect to, or negate or modify any liability of ART for breach of ART's representations, warranties and covenants in this Agreement.


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12.2 ART hereby agrees to indemnify Licensee against, and to hold Licensee harmless from, all losses, damages, costs and expenses, including without limitation legal fees and disbursements, incurred by Licensee arising from acts, occurrences or matters the existence or occurrence of which constitute a violation of one or more representations, warranties or covenants of ART hereunder, and do not relate to obligations or liabilities expressly assumed by Licensee hereunder; provided, however, nothing contained herein shall obligate ART with respect to, or negate or modify any liability of Licensee for breach of Licensee's representations, warranties and covenants in this Agreement.

                                  ARTICLE XIII
                          OTHER LICENSEE AUTHORIZATIONS

ART's exclusive right to Use under Article II and rights of first refusal under
Article V shall be limited to those Authorizations listed on Exhibit 1. The parties agree to discuss whether an agreement can be reached that provides (i) that in the event Datasync, Inc. does not consummate the purchase of Licensee's Authorizations listed on Exhibit 2 by a mutually agreeable date, ART shall have an exclusive right to Use of such Authorizations as provided under Article II and rights of first refusal as provided under Article V, and (ii) that in the event any other Authorizations, including any or all of those listed on Exhibit 3, are granted to Licensee, ART shall have an exclusive right to Use of such Authorizations as provided under Article II and rights of first refusal as provided under Article V. This Article XIII, however, shall not be deemed an agreement in principle with respect to such manners and shall create no obligation upon either Party other than to conduct preliminary discussions regarding such matters.

                                   ARTICLE XIV
                         LIMITATION ON ART's LIABILITIES

EXCEPT AS EXPRESSLY SET FORTH HEREIN, ART MAKES NO WARRANTIES OF ANY KIND WITH RESPECT TO ANY OF THE EQUIPMENT, SERVICES AND RELATED SUPPORT SERVICES, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION.

                                   ARTICLE XV
                                  MISCELLANEOUS

15.1 ART expressly acknowledges that Licensee is required by FCC rules to maintain ultimate control over, and to have unfettered access to, the Facilities used to provide Service. Licensee shall at all times maintain such ultimate control and access as required from time to time by FCC rules and policies. Nothing in this Agreement shall be construed to limit such control or access by Licensee to have ceded such control in any way to ART. ART shall have no rights of use or control over the Authorizations except for the right to Use the Authorizations as set forth in this Agreement.


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15.2 If any agency, including without limitation the FCC or a state public utility commission, or a judicial body, with jurisdiction, issues a Final Order invalidating or voiding any part of this Agreement, then the parties shall negotiate in good faith to amend the Agreement to substitute a valid provision or provisions that most closely approximate the invalidated provision(s).

15.3 All questions concerning the validity and operation of this Agreement and the performance of the obligations imposed on the parties under this Agreement shall be interpreted and construed in accordance with the domestic laws of the State of Washington even if its choice of law provisions or statutes are in conflict with this requirement.

15.4 Licensee expressly agrees that ART may use any subcontractor that it chooses without prior approval for installation, maintenance, restoral and other field service functions, and for any other ART obligations under this Agreement, provided that the use of subcontractors shall not relieve ART of any of its obligations hereunder.

15.5 Either Party may assign this Agreement (i) without notice or consent, to any Affiliate that agrees in writing to be bound by the terms hereof or (ii) to any other entity that expressly assumes in writing the terms and conditions of this Agreement upon prior written consent from the other Party, which consent shall not be unreasonably withheld.

15.6 This Agreement is made solely for the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

15.7 The parties agree that all disputes, claims or controversies between them arising out of or relating to this Agreement shall be settled as set forth in this section 15.7. For the period of 15 days after Notice from either party, the parties shall attempt in good faith to resolve the dispute by direct negotiation of non-lawyer representatives of the parties. If the parties do not resolve the dispute within such 15 day period, either party may submit the matter to a professional mediation service selected by the parties. If the parties do not resolve the dispute through mediation within an additional 30 day period, either party may file a claim in a court of competent jurisdiction or otherwise pursue all applicable legal remedies. If the parties do not otherwise agree on a mediation service, such services shall be provided pursuant to the JAMS/ENDISPUTE Rules and Procedures. The cost of mediation, including the fees and expenses of the mediator, shall be paid equally by the parties.

15.8 It is agreed and understood that neither party is an agent, employee or legal representative of the other, and has no authority to bind the other in any way. Nothing in this Agreement shall be deemed to constitute ART and Licensee as partners, joint venture partners, or otherwise associated in or with the business of the other, and neither party shall be liable for the debts, accounts, obligations or other liabilities of the other party, its agents or employees. Neither party is authorized to incur debts or other obligations of any kind on the part of or as agent for the other.

15.9 Neither party shall make any press release or other public announcement of or otherwise disclose this Agreement, its contents, or the transactions herein contemplated without the prior written approval of the other party unless required by law, regulation or court order, in which case the disclosing party shall promptly inform the other party of such disclosure and shall permit it to intervene to object if such is permitted. The foregoing shall not prohibit either party from disclosing this Agreement or its contents to its attorneys, accountants or other advisors provided they are informed of and bound by this Section 15.9 and Article XI.

Nothing contained in this Agreement shall preclude disclosures necessary to comply with accounting and Securities and Exchange Commission ("SEC") disclosure obligations and other disclosure obligations imposed by law, and in that regard ART may file with the SEC reports, including, without limitation, SEC registration statements or amendments thereto under the Securities Act of 1933, as amended, which include a prospectus containing any information required to be included therein and thereafter distribute said prospectus. Licensee will cooperate with ART and provide such information and documents as may be required in connection with any such filings.

15.10 NEITHER PARTY SHALL BE LIABLE FOR DELAYS IN PERFORMANCE, OR FAILURE TO PERFORM THIS AGREEMENT OR ANY OBLIGATIONS HEREUNDER, WHICH ARE ATTRIBUTABLE TO CAUSES BEYOND ITS REASONABLE CONTROL, INCLUDING BUT NOT LIMITED TO, OBSTRUCTION OF LINE OF SIGHT BETWEEN SITES, FIRE, FLOOD, EPIDEMIC, EARTHQUAKE, ACT OF GOD, LIGHTNING, PUBLIC POWER FAILURE OR SURGE, EXPLOSION, STRIKE OR OTHER LABOR DISPUTE, RIOT OR CIVIL DISTURBANCE, WAR OR ARMED CONFLICT, OR ANY OTHER SIMILAR OCCURRENCE NOT WITHIN ITS REASONABLE CONTROL.

15.11 All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (i) when personally delivered, (ii) upon receipt of a telephonic facsimile transmission with a confirmed telephonic transmission answer back, (iii) three (3) days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or (iv) one (1) business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns at the following addresses (or at such other address or number as is given in writing by either party to the other) as follows:

If to ART:                                  If to Licensee:

Steven D. Comrie                            John P. Erlick
President                                   General Partner
500-108th Ave NE, Ste. 2600                 1925 Federal Avenue East
Bellevue, WA 98004                          Seattle, WA 98102
Tel:  206-688-8700                          Tel:  206-340-1000
Fax:  206-688-0703                          Fax:  206-621-8783

with copy to:                               with copy to:

General Counsel's Office                    Paul Hastings Janofsky & Walker, LLP
500 108th Ave, NE, Suite 2600               1299 Pennsylvania Ave, N.W.
Bellevue, WA 98004                          Washington, D.C., 20004
Attn:  Thomas M. Walker, Esq.               Attn:  David D. Burns
Tel:  206-688-8700                          Tel:  202-508-9500
Fax:  206-688-0703                          Fax:  202-508-9700

15.12 All Section Headings used in this Agreement are for convenience or reference only and are not intended to define or limit the scope of any provisions of this Agreement.

15.13 No waiver of any right or remedy in respect to any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such an occurrence or event on any other occasion.

15.14 Except as provided in Section 15.2, if any portion of this Agreement is held to be invalid by a court of competent jurisdiction, that provision shall become ineffective and unenforceable. The parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement and they further agree to substitute for the invalid provision a valid provision that most closely approximates the effect and intent of the invalid provision.

15.15 The words and phrases used herein shall have the meaning generally understood in the telecommunications industry and the microwave radio industry. This Agreement shall be construed in accordance with its fair meaning and nor for or against either party because of the identity of the party drafting or proposing a provision.

15.16 This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and deemed effective and binding if executed and exchanged by facsimile, provided that promptly thereafter original signatures are exchanged.

15.17 This Agreement and all Attachments hereto constitute the entire agreement between the parties hereto and supersedes all prior representations, agreements, understandings and arrangements, oral or written, between the parties with respect to the subject matter, except for that certain agreement between the parties dated June 13, 1996 covering KVOS-TV. This Agreement allocates the risks of loss among the parties according to their express agreement, which allocation is reflected in the charges and terms and conditions set forth herein. Except as otherwise provided for herein, this Agreement may not be released, discharged, amended or modified in any way except by a writing that expressly refers to this Agreement and is executed by all parties hereto.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned parties have duly executed this Agreement effective as of the date first above written.

ART:                                        LICENSEE:

ADVANCED RADIO TECHNOLOGIES                 MICROWAVE PARTNERS,
CORPORATION, a Delaware                     a general partnership under the laws
                                            of the District of Columbia

By:    /s/ Steven D. Comrie                 By:  /s/John P. Erlick
       ---------------------------               -------------------------
Name:  Steven D. Comrie                          John P. Erlick
Title: President & COO                           General Partner

                                            By: ___________________________
                                                 James Eaton
                                                 General Partner

                         EXHIBIT 1

                     Microwave Partners
                       Service Areas

----------------------------------------------------------------------------------------------
Location        State   FCC File Number   Call Sign          Latitude/Longitude Block
----------------------------------------------------------------------------------------------
Palm Springs      CA       9506285        WPJD368   33-40-15N/34-20-00W  116-00-00N/117-00-00W
----------------------------------------------------------------------------------------------
Bellingham        WA       9506294        WPJD371   48-15-00N/49-00-00W  121-45-00N/122-45-00W
----------------------------------------------------------------------------------------------

                         EXHIBIT 2

                     Microwave Partners
                  Additional Service Areas

----------------------------------------------------------------------------------------------
Location        State   FCC File Number   Call Sign          Latitude/Longitude Block
----------------------------------------------------------------------------------------------
Biloxi            MS       9506291        WPJD369   30-00-00N/31-00-00W  87-55-10N/89-20-10W
----------------------------------------------------------------------------------------------
Baton Rouge       LA       9506293        WPJD370   30-00-00N/31-00-00W  90-55-00N/91-55-00W
----------------------------------------------------------------------------------------------

                         EXHIBIT 3

                     Microwave Partners
                   Pending Service Areas

----------------------------------------------------------------------------------------------
Location        State   FCC File Number   Call Sign          Latitude/Longitude Block
----------------------------------------------------------------------------------------------
West Palm Beach   FL       9506284          N/A     26-22-30N/27-00-00W  79-58-00N/81-00-00W
----------------------------------------------------------------------------------------------
Fargo             ND       9506286          N/A     46-15-00N/47-15-00W  96-00-00N/97-00-00W
----------------------------------------------------------------------------------------------
Sacramento        CA       9506287          N/A     38-15-00N/39-08-00W  120-47-00N/121-41-01W
----------------------------------------------------------------------------------------------
Sacramento        CA       9506287          N/A     38-15-00N/39-08-00W  120-47-00N/121-41-01W
----------------------------------------------------------------------------------------------
Greenville        SC       9506288          N/A     34-20-00N/35-20-00W  81-30-00N/82-45-00W
----------------------------------------------------------------------------------------------
Columbus          OH       9506289          N/A     39-30-00N/40-30-00W  82-30-00N/83-29-00W
----------------------------------------------------------------------------------------------
Austin            TX       9506290          N/A     29-45-20N/30-50-15W  97-09-35N/98-18-49W
----------------------------------------------------------------------------------------------
Monterey          CA       9506292          N/A     36-00-00N/37-47-27W  121-30-00N/122-00-00W
----------------------------------------------------------------------------------------------
Santa Barbara     CA       9506295          N/A     34-00-00N/35-00-00W  119-10-00N/120-00-00W
----------------------------------------------------------------------------------------------
Santa Fe          NM       9506296          N/A     35-50-00N/36-50-00W  105-30-00N/106-30-00W
----------------------------------------------------------------------------------------------
Anchorage         AK       9506297          N/A     61-45-55N/60-00-00W  148-00-00N/149-30-00W
----------------------------------------------------------------------------------------------

arrangements, oral or written, between the parties with respect to the subject matter, except for that certain agreement between the parties dated June 13, 1996 covering KVOS-TV. This Agreement allocates the risks of loss among the parties according to their express agreement, which allocation is reflected in the charges and terms and conditions set forth herein. Except as otherwise provided for herein, this Agreement may not be released, discharged, amended or modified in any way except by a writing that expressly refers to this Agreement and is executed by all parties hereto.

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned parties have duly executed this Agreement effective as of the date first above written.

ART:                               LICENSEE:

ADVANCED RADIO TECHNOLOGIES        MICROWAVE PARTNERS,
CORPORATION, a Delaware            a general partnership
Corporation                        under the laws
                                   of the District of Columbia

By: ______________________
     John [Illegible]


Title: General Partner
                                   By: /s/ James S [Illegible]
                                      -------------------------
                                      James [Illegible]
        11/1/96
                                      General Partner